UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2002

COMMUNITY FIRST BANKSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

520 Main Avenue
Fargo, North Dakota		58124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

Item 1.	Not Applicable

Item 2.	Not Applicable.

Item 3.	Not Applicable.

Item 4.	Not Applicable.

Item 5.	Other Events.

Community First Bankshares, Inc. (the “Company”) a Delaware corporation, and CFB Capital III (the “Trust”), a business trust formed under the laws of the state of Delaware, have entered into an Underwriting Agreement, dated March 21, 2002, with U.S. Bancorp Piper Jaffray Inc. and RBC Capital Markets, as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively the “Underwriters”), for the public offering of $60 million aggregate liquidation amount of the Trust’s 8.125% Cumulative Capital Securities (the “8.125% Capital Securities”) representing undivided preferred beneficial interests in the Trust.  The proceeds from the sale of the 8.125% Capital Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, are to be invested in 8.125% junior subordinated debentures of the Company due April 15, 2032 (the “Junior Subordinated Debentures”), which are to be issued pursuant to a Junior Subordinated Indenture (the “Indenture”), dated March 27, 2002 between the Company and Wilmington Trust Company, as trustee.  Payments of distributions and other amounts due on the 8.125% Capital Securities are irrevocably guaranteed by the Company, to the extent that the Trust has funds available for the payment of such distributions (the “Guarantee”), pursuant to a Capital Securities Guarantee Agreement, dated March 27, 2002 between the Company and Wilmington Trust Company, as guarantee trustee.  Taken together, the Company’s obligations under the Amended and Restated Trust Agreement related to the Trust, the Indenture and the Guarantee provide a full and unconditional guarantee of payments of distributions and other amounts due on the 8.125% Capital Securities on a subordinated basis.  The 8.125% Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered by the Company and the Trust under the Securities Act of 1933, as amended (the “Securities Act”), by the Registration Statement on Form S-3 (File Nos. 333-83240 and 333-83240-03 the “Registration Statement”).

On March 27, 2002, the Company announced that it will redeem all of the 8-7/8% junior subordinated debentures that it issued in February 1997 to CFB Capital I a finance subsidiary organized as a Delaware business trust.  This redemption triggers the redemption of all 2,400,000 shares of 8-7/8% Cumulative Capital Securities (the “8-7/8% Capital Securities”) issued by CFB Capital I in February 1997.  The junior subordinated debentures and the 8-7/8% Capital Securities will be redeemed on May 1, 2002 at a redemption price of $25 per Capital Security plus accrued but unpaid dividends to the date of redemption at the corporate trust office of Wilmington Trust Company, Rodney Square North, 1100 Market Street, Wilmington, Delaware 19890-0001.  The Company intends to use the proceeds from CFB Capital III’s offering of 8.125% Capital Securities to finance the redemption of the 8-7/8% Capital Securities.

Item 6.		Not Applicable.

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits.

	1.1	Underwriting Agreement dated March 21, 2002 among the Company, the Trust, U.S. Bancorp Piper Jaffray and RBC Capital Markets, as representatives of the Underwriters.

	4.1	Specimen Capital Security Certificate (included as part of Exhibit 4.3 to the Registration Statement).

	4.2	Specimen Junior Subordinated Debenture (included as part of Exhibit 4.4 to the Registration Statement).

4.3

Amended and Restated Trust Agreement, dated March 27, 2002 among the Company, Wilmington Trust Company as property trustee, Wilmington Trust Company as Delaware trustee, and the Administrative Trustees named therein.

	4.4	Form of Junior Subordinated Indenture between the Company and Wilmington Trust Company (incorporated by reference to Exhibit 4.15 to the Registration Statement).

	4.5	Guarantee Agreement, dated March 27, 2002 between the Company and Wilmington Trust Company, as Guarantee Trustee.

	8.0	Tax Opinion of Lindquist & Vennum P.L.L.P.

25.1

Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the indenture relating to the Junior Subordinated Debentures (incorporated by reference to Form 305B2 filed on March 15, 2002).

25.2

Form T-1 Statement of Eligibility of the Wilmington Trust Company to act as trustee with respect to the Amended and Restated Trust Agreement of CFB Capital III (incorporated by reference to Form 305B2 filed on March 15, 2002).

25.3

Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement for the benefit of holders of Capital Securities of CFB Capital III (incorporated by reference to Form 305B2 filed on March 15, 2002).

	99.1	Press Release issued by the Company on March 21, 2002.

	99.2	Press Release issued by the Company on March 27, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: March 27, 2002	By	/s/ Mark A. Anderson
Mark A. Anderson, Chief Executive Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated March 21, 2002 among the Company, the Trust, U.S. Bancorp Piper Jaffray and RBC Capital Markets, as representatives of the Underwriters.

4.1	Specimen Capital Security Certificate (included as part of Exhibit 4.3 to the Registration Statement).

4.2	Specimen Junior Subordinated Debenture (included as part of Exhibit 4.4 to the Registration Statement).

4.3

Amended and Restated Trust Agreement, dated March 27, 2002 among the Company, Wilmington Trust Company as property trustee, Wilmington Trust Company as Delaware trustee, and the Administrative Trustees named therein.

4.4	Form of Junior Subordinated Indenture between the Company and Wilmington Trust Company (incorporated by reference to Exhibit 4.15 to the Registration Statement).

4.5	Guarantee Agreement, dated March 27, 2002 between the Company and Wilmington Trust Company, as Guarantee Trustee.

8.0	Tax Opinion of Lindquist & Vennum P.L.L.P.

25.1

Form T-1 Statement of Eligibility of Wilmington Trust Company to act as trustee under the indenture relating to the Junior Subordinated Debentures (incorporated by reference to Form 305B2 filed on March 15, 2002).

25.2

Form T-1 Statement of Eligibility of the Wilmington Trust Company to act as trustee with respect to the Amended and Restated Trust Agreement of CFB Capital III (incorporated by reference to Form 3-05 filed on March 15, 2002).

25.3

Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee under the Guarantee Agreement for the benefit of holders of Capital Securities of CFB Capital III (incorporated by reference to Form 305B2 filed on March 15, 2002).

99.1	Press Release issued by the Company on March 21, 2002.

99.2	Press Release issued by the Company on March 27, 2002.